Exhibit 10.2

Confidential Treatment is Requested by Broadridge Financial Solutions, Inc.

Pursuant to 17 C.F.R. 200.83

NOTE: PORTIONS OF THIS AGREEMENT ARE THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE

SECURITIES AND EXCHANGE COMMISSION. SUCH PORTIONS HAVE BEEN

REDACTED AND ARE MARKED WITH A “[****]” IN PLACE OF THE REDACTED LANGUAGE.

AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT (this “Amendment Agreement”) is made and entered into as of the 11th day of October, 2011, among SAI Holdings, Inc. (“SAI”), Penson Financial Services, Inc. (“PFSI”), Penson Worldwide, Inc. (“PWI”), Penson Financial Services Ltd. (“PFSL”), Penson Financial Services Canada Inc. (“PFSC”), Broadridge Financial Solutions, Inc. (“Broadridge”), Ridge Clearing & Outsourcing Solutions, Inc. (“Ridge”), Broadridge Financial Solutions (Canada) Inc. (“Broadridge Canada”) and Ridge Clearing & Outsourcing Solutions Limited. (“Ridge UK”).

W I T N E S S E T H:

WHEREAS, Broadridge and PWI are parties to that certain Master Services Agreement, dated as of November 2, 2009 (as amended by that certain Amendment, Assignment and Assumption Agreement, dated as of June 25, 2010, among PWI, PFSI, SAI, PFSC, PFSL, Broadridge, Ridge, Broadridge Canada and Ridge UK (the “Amendment, Assignment and Assumption Agreement”), that certain Amendment Agreement, dated as of June 25, 2010, among PWI, PFSI, SAI, PFSC, PFSL, Broadridge, Ridge, Broadridge Canada and Ridge UK (the “Amendment Agreement”), and that certain letter agreement, dated as of June 25, 2010, among PWI, PFSI, SAI, Broadridge and Ridge (the “Letter Agreement”), and as further amended or modified from time to time, the “Master Services Agreement”) and pursuant to the Master Services Agreement, Ridge and PFSI have entered into that certain Schedule A (United States) Service Bureau and Operations Support Services Schedule to the Master Services Agreement, dated as of November 2, 2009 (as amended by the Amendment, Assignment and Assumption Agreement, the Amendment Agreement and as further amended or modified from time to time, the “U.S. MSA Schedule”), and Broadridge Canada and Penson Canada have entered into that certain Schedule A (Canada) Service Bureau and Operations Support Services Schedule to the Master Services Agreement, dated as of November 2, 2009 (as amended by the Amendment, Assignment and Assumption Agreement, the Amendment Agreement and as further amended or modified from time to time, the “Canada MSA Schedule”), and Ridge U.K. and PFSL have entered into that certain Schedule A (United Kingdom) Service Bureau and Operations Support Services Schedule to the Master Services Agreement, dated as of November 2, 2009 (as amended by the Amendment, Assignment and Assumption Agreement, the Amendment Agreement and as

further amended or modified from time to time, the “U.K. MSA Schedule” and the U.S. MSA Schedule, Canada MSA Schedule and U.K. MSA Schedule, collectively, the “MSA Schedules” and each an “MSA Schedule”).

WHEREAS, the parties desire to make certain amendments to, and to clarify certain provisions of, the Master Services Agreement and the MSA Schedules.

NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

I.	CONVERSION PAYMENT

In consideration for the additional services and other amendments contemplated by this Amendment Agreement and to defray costs of PWI and its affiliates associated with the conversion to the Broadridge platform, no later than October 11, 2011, Broadridge shall make an upfront payment to PWI of $7,000,000 (the “Conversion Payment”).

II.	MSA SCHEDULE AMENDMENTS

A.	Amendments to U.K. MSA Schedule.

a)	Section IV.B(i) of the U.K. MSA Schedule is hereby amended and restated as follows: “Client Local Affiliate may terminate this Schedule for convenience upon sixty (60) days notice to Ridge Local Affiliate without penalty”.

b)	Section IV.B(iii) of the U.K. MSA Schedule is hereby deleted in its entirety.

B.	Amendments to U.S. MSA Schedule.

a)	No later than January 2012, Ridge shall make available to PFSI the Existing Operations Support Services set forth on Exhibit A hereto (the “Expanded Existing Operations Support Services”) in accordance with Section I(2) of Attachment B-1 to Attachment B to the U.S. MSA Schedule (except that with respect to the Expanded Existing Operations Support Services, references in such Section I(2) to “Schedule Effective Date” shall be deemed to mean the date of this Amendment). Accordingly, Appendix 3 to Attachment A to the U.S. MSA Schedule is hereby amended to add such Expanded Existing Operations Support Services thereto. Expanded Existing Operations Support Services to be provided by Ridge Local Affiliate shall be as good as or better than the services they replace.

b)	Section IV.B(iii) of the U.S. MSA Schedule is hereby amended by deleting the reference to “U.S. $75,000,000.00” at the end thereof and replacing it with “U.S. $87,000,000.00; provided, however, that such $87,000,000.00 amount shall be reduced by an amount equal to any Clawback Payment previously paid to Ridge”.

C.	Amendments to Canada MSA Schedule.

a)	No later than January 2012, Broadridge Canada shall make available to PFSC the Existing Operations Support Services set forth on Exhibit B hereto (the “Expanded Existing Operations Support Services”) in accordance with Section I(1) of Attachment B-1 to Attachment B to the Canada MSA Schedule (except that with respect to the Expanded Existing Operations Support Services, references in such Section I(2) to “Schedule Effective Date” shall be deemed to mean the date of this Amendment). Accordingly, Appendix 3 to Attachment A to the Canada MSA Schedule is hereby amended to add such Expanded Existing Operations Support Services thereto. Expanded Existing Operations Support Services to be provided by Ridge Local Affiliate shall be as good as or better than the services they replace.

b)	Whereas under Section IV(1) of Attachment B-1 to the Canada MSA Schedule Broadridge Canada agreed to [****].

III.	REGULATORY APPROVALS

The amendments to the MSA Schedules pursuant to this Agreement are subject to the review and approval of any applicable regulatory authorities of PFSI, PFSC and PFSL.

IV.	MISCELLANEOUS

A.	Unless otherwise defined herein, capitalized terms shall have the meaning ascribed to them in the Master Services Agreement.

B.	This Agreement will inure to the benefit of and bind the respective successors and assigns of the parties hereto.

C.	This Amendment Agreement shall be governed by and construed in accordance with the internal substantive laws of the State of New York without giving effect to conflict of laws principles thereof.

D.	This Amendment Agreement may be executed in any number of counterparts, and any party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

E.	No provision of this Amendment Agreement is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, this Amendment Agreement has been duly executed and delivered as of the date first above written.

Penson Financial Services, Inc.

By:	/s/ Bill Yancy
Name:	Bill Yancy
Title:	President

SAI Holdings, Inc.

By:	/s/ Philip A. Pendergraft
Name:	Philip A. Pendergraft
Title:	Chief Executive Officer

Penson Worldwide, Inc.

By:	/s/ Bryce Engel
Name:	Bryce Engel
Title:	President and COO

Penson Financial Services Canada Inc.

By:	/s/ John Skain
Name:	John Skain
Title:	President and CEO

Penson Financial Services Ltd.

By:	/s/ Bryce Engel
Name:	Bryce Engel
Title:	Director

[Signature Page to Amendment Agreement]

Ridge Clearing & Outsourcing Solutions, Inc.

By:	/s/ Joe Barra
Name:	Joe Barra
Title:	President

Broadridge Financial Solutions, Inc.

By:	/s/ John Hogan
Name:	John Hogan
Title:	President and COO

Broadridge Financial Services (Canada) Inc.

By:	/s/ John Hogan
Name:	John Hogan
Title:	Authorized Signatory

Ridge Clearing & Outsourcing Solutions Limited

By:	/s/ John Hogan
Name:	John Hogan
Title:	Director

[Signature Page to Amendment Agreement]

EXHIBIT A

to

Amendment Agreement

EXPANDED EXISTING OPERATIONS SUPPORT SERVICES (UNITED STATES)

The parties acknowledge that they intend to work together to seek to effect the provision by the applicable Ridge Local Affiliate and acceptance by the applicable Client Local Affiliate of Expanded Existing Operations Support Services under this Schedule and the Canada MSA Schedule so as to provide for Expanded Existing Operations Support Services under such Schedules that provide (on an annualized basis) for a Base Fee of : (i) U.S. $2,000,000.00 or more, on and after February 1, 2012, (ii) U.S. $4,000,000.00 or more, on and after July 1, 2012, (iii) U.S. $6,000,000.00 or more, on and after January 1, 2013 and (iv) U.S. $8,000,000.00 or more, on and after July 1, 2013. Penson shall notify Ridge in writing, at least three months prior to each of such dates, of the Expanded Existing Operations Support Services that, subject to the terms of this Agreement and any Conversion SOW, it will be utilizing on each of such dates. In the event that the Base Fee with respect to the Expanded Existing Operations Support Services under this Schedule and the Canada MSA Schedule (on an annualized basis) payable by the respective Client Local Affiliates pursuant to the applicable Schedules shall in the aggregate be less than U.S. $8,000,000.00, on July 1, 2013, Penson shall pay to Ridge, prior to August 1, 2013, an amount equal to the amount by which such Base Fees (on an annualized basis) payable as of August 1, 2013 is less than $7,000,000.00 (the “Clawback Payment”). In the event that Penson makes such payment, the parties acknowledge that Penson shall be under no obligations to go live on any Expanded Existing Operations Support Services under such Schedules for which no Live Date has occurred as of July 1, 2013, and such Expanded Existing Operations Support Services shall no longer be subject to Section II.C.

EXHIBIT B

TO

AMENDMENT AGREEMENT

EXPANDED EXISTING OPERATIONS SUPPORT SERVICES (CANADA)

The parties acknowledge that they intend to work together to seek to effect the provision by the applicable Ridge Local Affiliate and acceptance by the applicable Client Local Affiliate of Expanded Existing Operations Support Services under this Schedule and the U. S. MSA Schedule so as to provide for Expanded Existing Operations Support Services under such Schedules that provide (on an annualized basis) for a Base Fee of : (i) U.S. $2,000,000.00 or more, on and after February 1, 2012, (ii) U.S. $4,000,000.00 or more, on and after July 1, 2012, (iii) U.S. $6,000,000.00 or more, on and after January 1, 2013 and (iv) U.S. $8,000,000.00 or more, on and after July 1, 2013. Penson shall notify Ridge in writing, at least three months prior to each of such dates, of the Expanded Existing Operations Support Services that, subject to the terms of this Agreement and any Conversion SOW, it will to be utilizing on each of such dates. In the event that the Base Fee with respect to the Expanded Existing Operations Support Services under this Schedule and the U.S. MSA Schedule (on an annualized basis) payable by the respective Client Local Affiliates pursuant to the applicable Schedules shall in the aggregate be less than U.S. $8,000,000.00, on July 1, 2013, Penson shall pay to Ridge, prior to August 1, 2013, an amount equal to the amount by which such Base Fees (on an annualized basis) payable as of August 1, 2013 is less than $7,000,000.00 (the “Clawback Payment”). In the event that Penson makes such payment, the parties acknowledge that Penson shall be under no obligations to go live on any Expanded Existing Operations Support Services under such Schedules for which no Live Date has occurred as of July 1, 2013, and such Expanded Existing Operations Support Services shall no longer be subject to Section II.D.